UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act Of 1934

December 30, 2004

Date of Report (Date of earliest event reported)

GREEN MOUNTAIN POWER CORPORATION

(Exact name of registrant as specified in its charter)

VERMONT

(State of other jurisdiction of incorporation)

1-8291	03-0127430
(Commission File Number)	(IRS Employer Identification Number)

163 ACORN LANE

COLCHESTER, VT 05446

(Address and zip code of principal executive offices)

(802) 864-5731

(Registrant’s telephone number, including area code)

N/A

(Former name of former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 30, 2004, the Board of Directors of Green Mountain Power Corporation (the “Company”) adopted resolutions amending effective as of December 31, 2004 (i) certain deferred compensation plans and arrangements (the “Plans”) for the benefit of employees and directors eligible to participate in the Plans and (ii) supplemental executive retirement plans pursuant to agreements (the “Agreements”) with Christopher L. Dutton, Stephen C. Terry and Walter S. Oakes.

Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), imposes new restrictions and requirements that must be satisfied in order to assure the deferred taxation of benefits as intended by the Plans and the Agreements. Code section 409A is effective as to amounts deferred after 2004. The purpose of the amendments to the Plans and the Agreements is to assure that the requirements and restrictions of Code section 409A will not apply to vested benefits earned or deferred under the Plans and the Agreements prior to January 1, 2005.

The Board resolutions amending the Plans and the Agreements are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
10.1	Resolutions of the Board of Directors of Green Mountain Power Corporation adopted on December 30, 2004 amending (effective as of December 31, 2004) certain deferred compensation plans and arrangements for the benefit of employees and directors eligible to participate in such plans and arrangements to limit the benefits payable thereunder to benefits that vested on or before December 31, 2004. These resolutions also approve new deferred compensation plans that are identical (other than to differences related to Section 409A of the Code) to the corresponding plans but provide for the payment of benefits not vested as of December 31, 2004 and benefits earned thereafter.

10.2	Resolutions of the Board of Directors of Green Mountain Power Corporation adopted on December 30, 2004 amending (effective as of December 31, 2004) supplemental executive retirement plans pursuant to agreements with Christopher L. Dutton, Stephen C. Terry and Walter S. Oakes to limit the benefits payable thereunder to benefits that vested on or before December 31, 2004. These resolutions also approve new deferred compensation plans for Christopher L. Dutton, Stephen C. Terry and Walter S. Oakes that are identical to the former agreements (other than differences related to Section 409A of the Code) but provide for the payment of benefits not vested as of December 31, 2004 and benefits earned thereafter.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2005	GREEN MOUNTAIN POWER CORPORATION
(Registrant)

	By:	/s/ Robert J. Griffin
	Name:	Robert J. Griffin
	Title:	CFO, Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Resolutions of the Board of Directors of Green Mountain Power Corporation adopted on December 30, 2004 amending (effective as of December 31, 2004) certain deferred compensation plans and arrangements for the benefit of employees and directors eligible to participate in such plans and arrangements to limit the benefits payable thereunder to benefits that vested on or before December 31, 2004. These resolutions also approve new deferred compensation plans that are identical (other than to differences related to Section 409A of the Code) to the corresponding plans but provide for the payment of benefits not vested as of December 31, 2004 and benefits earned thereafter.

10.2	Resolutions of the Board of Directors of Green Mountain Power Corporation adopted on December 30, 2004 amending (effective as of December 31, 2004) supplemental executive retirement plans pursuant to agreements with Christopher L. Dutton, Stephen C. Terry and Walter S. Oakes to limit the benefits payable thereunder to benefits that vested on or before December 31, 2004. These resolutions also approve new deferred compensation plans for Christopher L. Dutton, Stephen C. Terry and Walter S. Oakes that are identical to the former agreements (other than differences related to Section 409A of the Code) but provide for the payment of benefits not vested as of December 31, 2004 and benefits earned thereafter.